UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 6, 2015

ASHFORD INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.
On August 6, 2015, the Audit Committee of the Board of Directors of Ashford Inc. (the “Company”), after consulting with management and discussing with the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), concluded that it is necessary to amend and restate our previously filed unaudited interim financial statements in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. In connection with the preparation of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, management discussed with EY that the Company had incorrectly overstated the Company’s valuation allowance on deferred tax assets and also had not properly consolidated the financial position and operating results of certain private investment funds managed by Ashford Investment Management, LLC (“AIM”), a wholly-owned subsidiary of the Company. Accordingly, the Company’s previously filed unaudited interim financial statements for the quarter ended March 31, 2015 should no longer be relied upon.
The net impact to our first quarter financial results (discussed in more detail below) from the reversal of the valuation allowance and consolidation of the private investment funds is:

•	no impact to adjusted EBITDA;

•	no material impact to cash; and

•	Net Income and Adjusted Net Income will be approximately $1.2 million higher.
At the end of each quarter, we assess the need for a valuation allowance which involves consideration of both positive and negative evidence related to the likelihood of realization of our deferred tax assets. In performing this assessment as of March 31, 2015, we did not appropriately consider carryback potential of certain deferred tax assets in determining whether it is more likely than not that we will utilize a portion of our deferred tax assets. As a result, we overstated our income tax expense for the three months ended March 31, 2015 and understated our deferred tax assets as of March 31, 2015 by $1.2 million. The analysis utilized in determining the valuation allowance involves considerable management judgment and assumptions.
Separately, certain reconsideration events occurred during the three months ended March 31, 2015, that were not properly considered in concluding whether certain private investment funds managed by AIM (i) were variable interest entities deemed to be controlled by Ashford Inc. and (ii) should be consolidated as of March 31, 2015. Accordingly, the financial position and results of operations, along with the applicable noncontrolling interests of 100%, of the related private investment funds managed by AIM were not consolidated by Ashford Inc. and not included in our financial statements as of and for the three months ended March 31, 2015 included in our previously filed Form 10-Q. The analysis utilized in determining whether or not to consolidate an entity is considerably complex and involves significant judgment.
In a few days, we will amend our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 to restate the financial statements for these misstatements and to revise certain related information, including the discussion of internal controls and procedures.

The preliminary effect of these adjustments are as follows:

	March 31, 2015
	As Previously Reported	Restatement Adjustments	As Restated
Assets
Current assets:
Cash and cash equivalents	$24,916	$14	$24,930
Restricted cash	5,934	—	5,934
Investments in securities	—	2,978	2,978
Prepaid expenses and other	1,412	(260)	1,152
Receivables	—	6	6
Due from Ashford Trust OP, net	9,185	—	9,185
Due from Ashford Prime OP	2,829	—	2,829
Deferred tax assets	—	1,203	1,203
Total current assets	44,276	3,941	48,217
Furniture, fixtures and equipment, net	4,525	—	4,525
Deferred tax assets	—	20	20
Total assets	$48,801	$3,961	$52,762
Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	$6,179	$—	$6,179
Due to affiliates	483	(55)	428
Liabilities associated with investments in securities	—	366	366
Deferred compensation plan	221	—	221
Other liabilities	5,934	45	5,979
Total current liabilities	12,817	356	13,173
Deferred compensation plan	24,990	—	24,990
Total liabilities	37,807	356	38,163
Commitments and contingencies (Note 5)
Redeemable noncontrolling interests in Ashford LLC	535	—	535
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A cumulative preferred stock, no shares issued and outstanding at March 31, 2015 and December 31, 2014	—	—	—
Common stock, $0.01 par value, 100,000,000 shares authorized, 1,986,851 shares issued and 1,986,369 and 1,986,851 shares outstanding at March 31, 2015 and December 31, 2014, respectively	20	—	20
Additional paid-in capital	229,284	—	229,284
Accumulated deficit	(217,931)	1,223	(216,708)
Treasury stock, at cost, 482 shares at March 31, 2015	(64)	—	(64)
Total stockholders’ equity of the Company	11,309	1,223	12,532
Noncontrolling interests in consolidated entities	(850)	2,382	1,532
Total equity	10,459	3,605	14,064
Total liabilities and equity	$48,801	$3,961	$52,762

	Three Months Ended March 31, 2015
	As Previously Reported	Restatement Adjustments	As Restated
Revenue
Advisory services	$12,923	$—	$12,923
Other	195	—	195
Total revenue	13,118	—	13,118
Expenses
Salaries and benefits	17,493	—	17,493
Depreciation	129	—	129
General and administrative	3,880	250	4,130
Total expenses	21,502	250	21,752
Operating loss	(8,384)	(250)	(8,634)
Interest income	—	1	1
Dividend income	—	6	6
Unrealized gain on investments	—	47	47
Realized loss on investments	—	(2)	(2)
Loss before income taxes	(8,384)	(198)	(8,582)
Income tax expense	(1,454)	1,223	(231)
Net loss	(9,838)	1,025	(8,813)
Loss from consolidated entities attributable to noncontrolling interests	763	198	961
Net loss attributable to redeemable noncontrolling interests in Ashford LLC	21	(3)	18
Net loss attributable to the Company	$(9,054)	$1,220	$(7,834)
Comprehensive loss attributable to the Company	$(9,054)	$1,220	$(7,834)
Loss per share – basic and diluted:
Loss attributable to common stockholders	$(4.57)	$0.62	$(3.95)
Weighted average common shares outstanding – basic and diluted	1,982	—	1,982

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Treasury Stock		Noncontrolling Interests in Consolidated Entities	Total	Redeemable Noncontrolling Interests in Ashford LLC
	Shares	Amounts			Shares	Amounts
Balance at January 1, 2015	1,987	$20	$228,003	$(213,042)	—	$—	$(87)	$14,894	$424
Purchase of treasury stock	—	—	—	—	—	(64)	—	(64)	—
Equity-based compensation	—	—	951	4,297	—	—	—	5,248	—
Contributions from noncontrolling interests in consolidated entities	—	—	—	—	—	—	—	—	—
Excess tax benefit on equity-based compensation	—	—	853	—	—	—	—	853	—
Employee advances	—	—	(523)	—	—	—	—	(523)	—
Redemption value adjustment	—	—	—	(132)	—	—	—	(132)	132
Net loss	—	—	—	(9,054)	—	—	(763)	(9,817)	(21)
Balance at March 31, 2015 (As Previously Reported)	1,987	$20	$229,284	$(217,931)	—	$(64)	$(850)	$10,459	$535
	(Restatement Adjustments)
Contributions from noncontrolling interests in consolidated entities	—	—	—	—	—	—	2,580	2,580	—
Redemption value adjustment	—	—	—	3	—	—	—	3	3
Net loss	—	—	—	1,220	—	—	(198)	1,022	(3)
Balance at March 31, 2015 (As Restated)	1,987	$20	$229,284	$(216,708)	—	$(64)	$1,532	$14,064	$535

	Three Months Ended March 31, 2015
	As Previously Reported	Restatement Adjustments	As Restated
Cash Flows from Operating Activities
Net loss	$(9,838)	$1,025	$(8,813)
Adjustments to reconcile net loss to net cash flows used in operating activities:
Depreciation	129	—	129
Non-cash deferred compensation expense	5,256	—	5,256
Equity-based compensation	5,248	—	5,248
Excess tax benefit on equity-based compensation	(853)	—	(853)
Deferred tax benefit	—	(1,223)	(1,223)
Realized and unrealized gain on investments	—	(45)	(45)
Purchases of investments in securities	—	(3,895)	(3,895)
Sales of investments in securities	—	1,005	1,005
Changes in operating assets and liabilities:
Restricted cash	(2,597)	—	(2,597)
Prepaid expenses and other	(699)	260	(439)
Receivables	—	(6)	(6)
Due to broker	—	323	323
Due from Ashford Trust OP, net	(336)	—	(336)
Due from Ashford Prime OP	(283)	—	(283)
Accounts payable and accrued expenses	(2,316)	—	(2,316)
Due to affiliates	(448)	(55)	(503)
Other liabilities	2,597	45	2,642
Net cash used in operating activities	(4,140)	(2,566)	(6,706)
Cash Flows from Investing Activities
Additions to furniture, fixtures and equipment	(807)	—	(807)
Net cash used in investing activities	(807)	—	(807)
Cash Flows from Financing Activities
Excess tax benefit on equity-based compensation	853	—	853
Purchase of treasury shares	(64)	—	(64)
Employee advances	(523)	—	(523)
Contributions from noncontrolling interests in consolidated entities	—	2,580	2,580
Net cash provided by financing activities	266	2,580	2,846
Net change in cash	(4,681)	14	(4,667)
Cash at beginning of period	29,597	—	29,597
Cash at end of period	$24,916	$14	$24,930

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 12, 2015

ASHFORD INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel